UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): June 1, 2006


                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)



            TEXAS                        1-8754                 20-3940661
 (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)

                                 (281) 874-2700
                         (Registrant's telephone number)

                                 Not Applicable
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers
            ---------------------------------

     Mr. Terry E. Swift, a current member of the Board of Directors since 2000, was named Chairman of the Board at a special meeting of the Board of Directors held June 1, 2006 in the wake of the passing of A. Earl Swift. Terry Swift was also named Chairman of the Executive Committee of the Board of Directors. Additional actions taken at the meeting included naming Mr. Raymond E. Galvin as Vice Chairman of the Board; appointing Mr. Douglas J. Lanier to the Executive Committee of the Board of Directors; and appointing Ambassador Charles J. Swindells to the Corporate Governance Committee of the Board to replace Mr. Lanier.

     Swift Energy Company issued a press release on June 2, 2006, announcing that its Board of Directors had named Terry E. Swift as Chairman of the Board and Raymond E. Galvin as Vice Chairman of the Board. The press release is attached as Exhibit 99.1 to this Report on Form 8-K. Swift Energy Company does not intend for this Item 2.02 or Exhibit 99 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(d)  Exhibit.   The following exhibit is filed with this report on Form 8-K:

     Exhibit No.     Exhibit Description
     -----------     -------------------
       99.1          Press Release of Swift Energy Company issued June 2, 2006.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2006

                                         Swift Energy Company


                                         By:/s/ Bruce H. Vincent
                                            ------------------------------
                                            Bruce H. Vincent
                                            President

                                 EXHIBIT INDEX


Exhibit No.        Description

99.1               Press Release of Swift Energy Company issued June 2, 2006.